MASSACHUSETTS INVESTORS GROWTH STOCK FUND	MFS® INTERNATIONAL DIVERSIFICATION FUND
MFS® ABSOLUTE RETURN FUND	MFS® INTERNATIONAL GROWTH FUND
MFS® AGGRESSIVE GROWTH ALLOCATION FUND	MFS® INTERNATIONAL NEW DISCOVERY FUND
MFS® BLENDED RESEARCH® CORE EQUITY FUND	MFS® INTERNATIONAL VALUE FUND
MFS® CONSERVATIVE ALLOCATION FUND	MFS® MID CAP VALUE FUND
MFS® EMERGING MARKETS EQUITY FUND	MFS® MODERATE ALLOCATION FUND
MFS® GLOBAL BOND FUND	MFS® RESEARCH FUND
MFS® GROWTH ALLOCATION FUND	MFS® TOTAL RETURN FUND
MFS® GROWTH FUND

Effective immediately, the sub-section entitled “Special Servicing Agreement” under the main heading “Management of the Fund” is restated in its entirety as follows:

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund which primarily invests in other MFS Funds (currently, the MFS Lifetime Funds, MFS Asset Allocation Funds, and MFS International Diversification Fund  (the MFS Funds-of-Funds)) and Participating Funds in which an MFS Fund-of-Funds invests, Participating Funds pay to MFSC a portion of each MFS Fund-of-Funds transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Participating Fund from the investment in the Participating Fund by the MFS Fund-of-Funds. Currently, Participating Funds include the following MFS Funds: MFS Absolute Return Fund; MFS Emerging Markets Equity Fund; MFS Global Bond Fund; MFS Government Securities Fund; MFS High Income Fund; MFS Inflation-Adjusted Bond Fund; MFS Limited Maturity Fund; MFS Mid Cap Growth Fund; MFS Mid Cap Value Fund; and MFS New Discovery Value Fund.

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